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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: August 13, 1998


                 Volkswagon Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

         Delaware                     33-80055                  38-2748796
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(State of Incorporation)      (Commission File Number)    (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagon Credit Auto Master Trust, Series 1996-1 for the Collection Period ended August 13, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   Designation               Description             Method of Filing
   -----------               -----------             ----------------

   Exhibit 20         Report for the month ended     Filed with this report.
                      August 13, 1998 provided to
                      Chemical Bank, as trustee
                      under the Volkswagon
                      Credit Auto Master Trust,
                      Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Volkswagon Credit Auto Master Trust


                                        By: Volkswagon Credit Auto
                                            Receivables Corporation


                                        By: /s/ Timothy Flaherty
                                           ----------------------
                                                Timothy Flaherty